UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2007

QUIDEL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 12, 2007, Quidel Corporation issued a press release announcing that its board of directors has authorized the Company to repurchase up to an additional $25 million in shares of its common stock under the Company’s previously adopted stock repurchase program.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2007
QUIDEL CORPORATION

	By:	/s/ John M. Radak
	Name:	John M. Radak
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated March 12, 2007.